Exhibit 99.1

M3-Brigade Acquisition III Corp. Announces the Separate

Trading of its Class A Common Stock and Warrants,

Commencing December 13, 2021

NEW YORK, December 10, 2021 /PRNewswire/ — M3-Brigade Acquisition III Corp. (the “Company”) announced that, commencing on December 13, 2021, holders of the units sold in the Company’s initial public offering of 30,000,000 units may elect to separately trade the shares of Class A common stock and public warrants included in the units. Shares of Class A common stock and public warrants that are separated will trade on the New York Stock Exchange under the symbols “MBSC” and “MBSC WS,” respectively. Those units not separated will continue to trade on the New York Stock Exchange under the symbol “MBSC.U.” No fractional public warrants will be issued upon separation of the units and only whole public warrants will trade. Holders of the units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into the shares of Class A common stock and public warrants.

A registration statement relating to these securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2021. Cantor Fitzgerald & Co. served as sole book-running manager for the offering. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any offer, solicitation or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About M3-Brigade Acquisition III Corp.

M3-Brigade Acquisition III Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses. The Company intends to focus its efforts on seeking and consummating an initial business combination with a company that has an enterprise value of at least $1 billion, although a target entity with a smaller or larger enterprise value may be considered. While the Company may pursue an acquisition opportunity in any business industry or sector and in any geographic region, it expects to focus on businesses or companies which are based in North America and have been impacted by the COVID-19 pandemic or businesses in the renewable energy sector (or related products or services).

Cautionary Note Concerning Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,”

“expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by applicable law.

Contact:

M3-Brigade Acquisition III Corp.

c/o M3 Partners, LP

1700 Broadway

19th Floor

New York, NY 10019

T: 212-202-2200

www.m3-brigade.com

Investor Relations

Kristin Celauro    (212) 202-2223